UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2010

SkyWest, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3000

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 12, 2010, SkyWest, Inc. (“SkyWest”) completed its acquisition of ExpressJet Holdings, Inc. (“ExpressJet Holdings”) via the merger of Express Delaware Merger Co., an indirect wholly-owned subsidiary of SkyWest (the “SkyWest Subsidiary”), with and into ExpressJet Holdings, with ExpressJet Holdings continuing as the surviving company in the merger and becoming an indirect, wholly-owned subsidiary of SkyWest (the “Merger”).  More information with respect to SkyWest’s acquisition of ExpressJet Holdings is set forth below in Item 2.01 of this Current Report.

In connection with the transactions contemplated by the Merger, ExpressJet Airlines, Inc., an indirect wholly-owned subsidiary of ExpressJet Holdings (“ExpressJet”), and Continental Airlines, Inc. (“Continental”) entered into a Capacity Purchase Agreement (the “CPA”) whereby ExpressJet agreed to provide regional airline service in the Continental flight system.  The CPA became effective on November 12, 2010.  A copy of the CPA is attached hereto and incorporated herein by this reference as Exhibit 10.1.

The CPA provides for a ten-year term, subject to early termination by Continental or ExpressJet upon the occurrence of certain events.  Continental’s termination rights include the right to terminate the CPA if ExpressJet’s performance falls below identified standards (and such failure is not cured within 60 days following receipt of notice), upon the occurrence of a labor strike lasting for 15 days and material defaults under certain lease agreements relating to aircraft operated by ExpressJet under the CPA (provided that such material default is not cured within 60 days following receipt of notice).  ExpressJet’s termination rights include the right to terminate the CPA if Continental fails to make payment of $500,000 or more due to ExpressJet under the CPA and such failure is not cured within five business days following receipt of notice. If the CPA is terminated, the CPA generally provides for a wind-down of the operations of ExpressJet for Continental over a period not to exceed 60 months.

Under the terms of the CPA, ExpressJet operates 206 aircraft in the Continental flight system.  All of the aircraft are leased to ExpressJet by Continental pursuant to sublease or lease agreements.  Upon the expiration of the CPA, ExpressJet is obligated to return the subleased or leased aircraft to Continental.

Under the terms of the CPA, Continental agrees to compensate ExpressJet on a monthly basis based on the block hours flown by ExpressJet and the weighted average number of aircraft operated by ExpressJet under the CPA.  Additionally, ExpressJet may earn incentive compensation for good operating performance, but is subject to financial penalties for poor operating performance.  The parties to the CPA make customary representations, warranties and covenants, and the agreement contains other provisions typical of agreements of this kind, including with respect to various operational, marketing and administrative matters.

The foregoing paragraphs provide a brief summary of selected provisions of the CPA.  This summary is not complete and is qualified in its entirety by reference to the copy of the CPA attached hereto as Exhibit 10.1.  The CPA has been attached to provide investors with information regarding its terms and is not intended to provide investors with factual information about the current state of affairs of SkyWest or ExpressJet.  The CPA contains representations and warranties and other statements that are solely for the benefit of the parties to the agreement and are designed to allocate business and other risks among the parties.  Additionally, such representations and warranties and other statements (i) speak only as to the date on which they were made, and may be modified or qualified by confidential schedules or other disclosures, agreements or understandings among the parties, which the parties believe are not required by the securities laws to be publicly disclosed, and (ii) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors.  Moreover, information concerning the subject matter of the representations and warranties and other statements made in the CPA will likely change after the execution date of the CPA, and subsequent information may or may not be fully reflected in SkyWest’s public disclosures.  Accordingly, investors should not rely upon representations and warranties and other statements in the CPA as factual characterizations of the actual state of affairs of SkyWest or ExpressJet.  Investors should instead look to disclosures contained in SkyWest’s reports under the Securities Exchange Act of 1934, as amended.

ITEM 2.01 — COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 12, 2010, pursuant to the terms of an Agreement and Plan of Merger, dated August 3, 2010, by and among SkyWest, SkyWest Subsidiary, and ExpressJet Holdings (the “Merger Agreement”), SkyWest completed its acquisition of ExpressJet Holdings via the merger of the SkyWest Subsidiary with and into ExpressJet Holdings, with ExpressJet Holdings continuing as the surviving company in the Merger and becoming an indirect, wholly-owned subsidiary of SkyWest.

At the effective time, and as a result of the Merger, each issued and outstanding share of ExpressJet Holdings common stock (other than shares owned by ExpressJet Holdings as treasury stock or shares owned by SkyWest, SkyWest Subsidiary or any other wholly-owned subsidiary of SkyWest) was converted into the right to receive $6.75 per share in cash, payable to the holder thereof, without interest.  Based on the number of outstanding shares of ExpressJet Holdings common stock as of the effective time of the Merger, the aggregate value of the Merger consideration was $131.6 million.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to such agreement, a copy of which is incorporated herein as Exhibit 2.1 to this Report.

ITEM 8.01 — OTHER EVENTS

On November 15, 2010, SkyWest issued a press release, entitled “SkyWest Completes ExpressJet Acquisition,” relating to the completion of the Merger, a copy of which is filed as Exhibit 99.1 to this Report.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Businesses Acquired

SkyWest will file the financial statements required by Item 9.01(a) of Form 8-K with respect to its acquisition of ExpressJet Holdings as soon as practicable, and in any event not later than 71 days after the date on which this Report is required to be filed.

(d)           Exhibits

The following are filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

2.1	Agreement and Plan of Merger, dated August 3, 2010, by and among SkyWest, Inc., Express Delaware Merger Co. and ExpressJet Holdings Inc.	Incorporated by reference to Exhibit 2.1 to SkyWest’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2010

10.1	Capacity Purchase Agreement, dated November 12, 2010, by and among ExpressJet Airlines, Inc. and Continental Airlines, Inc.*	Attached

99.1	Press release, dated November 15, 2010, entitled “SkyWest Completes ExpressJet Acquisition”	Attached

*  Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWest, Inc.

Dated: November 18, 2010	By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President and Chief Financial Officer